Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Oceanic Exploration Company (the Company) on Form 10-QSB for the fiscal quarter ended September 30, 2007 (the Report) as filed with the Securities and Exchange Commission on November 9, 2007, we, Stephen M. Duncan, President of the Company and Courtney Cowgill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 9, 2007

/s/ Stephen M. Duncan Stephen M. Duncan — President	/s/ Courtney Cowgill Courtney Cowgill — Chief Financial Officer